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                                                                     Exhibit 8.1


                              LIST OF MAJOR SUBSIDIARIES



NAME OF ENTITY AND BUSINESS NAME (IF DIFFERENT)                        JURISDICTION OF INCORPORATION
-----------------------------------------------                        -----------------------------
Guangdong Mobile Communication Company Limited                         China

Zhejiang Mobile Communication Company Limited                          China

Jiangsu Mobile (BVI) Limited                                           British Virgin Islands

Jiangsu Mobile Communication Company Limited                           China

Fujian Mobile (BVI) Limited                                            British Virgin Islands

Fujian Mobile Communication Company Limited                            China

Henan Mobile (BVI) Limited                                             British Virgin Islands

Henan Mobile Communication Company Limited                             China

Hainan Mobile (BVI) Limited                                            British Virgin Islands

Hainan Mobile Communication Company Limited                            China

Beijing Mobile (BVI) Limited                                           British Virgin Islands

Beijing Mobile Communication Company Limited                           China

Shanghai Mobile (BVI) Limited                                          British Virgin Islands

Shanghai Mobile Communication Company Limited                          China

Tianjin Mobile (BVI) Limited                                           British Virgin Islands

Tianjin Mobile Communication Company Limited                           China

Hebei Mobile (BVI) Limited                                             British Virgin Islands

Hebei Mobile Communication Company Limited                             China

Liaoning Mobile (BVI) Limited                                          British Virgin Islands

Liaoning Mobile Communication Company Limited                          China


Shandong Mobile (BVI) Limited                                          British Virgin Islands

Shandong Mobile Communication Company Limited                          China

Guangxi Mobile (BVI) Limited                                           British Virgin Islands

Guangxi Mobile Communication Company Limited                           China

Aspire Holdings Limited                                                Cayman Islands

Aspire (BVI) Limited                                                   British Virgin Islands

Anhui Mobile (BVI) Limited                                             British Virgin Islands

Anhui Mobile Communication Company Limited                             China

Jiangxi Mobile (BVI) Limited                                           British Virgin Islands

Jiangxi Mobile Communication Company Limited                           China

Chongqing Mobile (BVI) Limited                                         British Virgin Islands

Chongqing Mobile Communication Company Limited                         China

Sichuan Mobile (BVI) Limited                                           British Virgin Islands

Sichuan Mobile Communication Company Limited                           China

Hubei Mobile (BVI) Limited                                             British Virgin Islands

Hubei Mobile Communication Company Limited                             China

Hunan Mobile (BVI) Limited                                             British Virgin Islands

Hunan Mobile Communication Company Limited                             China

Shaanxi Mobile (BVI) Limited                                           British Virgin Islands

Shaanxi Mobile Communication Company Limited                           China

Shanxi Mobile (BVI) Limited                                            British Virgin Islands

Shanxi Mobile Communication Company Limited                            China


                                       2